Exhibit 99.2

1 First Quarter 2020 Earnings Conference Call First Quarter 2020 Earnings Conference Call May 5, 2020

2 First Quarter 2020 Earnings Conference Call Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of May 5, 2020. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 24-34 of our Form 10-Q filed on May 5, 2020 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 First Quarter 2020 Earnings Conference Call COVID-19 Priorities We are executing on a number of objectives to manage the business through this period of economic uncertainty. • Safeguarding employee health and safety • Ensuring consistency of service • Responding to the new reality and preparing for an extended downturn – Enhance balance sheet liquidity – Resize and reconfigure network as volumes rapidly change – Reduce operating costs – Defer or eliminate capital projects

4 First Quarter 2020 Earnings Conference Call Responding to the New Reality and Preparing for an Extended Downturn • Evaluating a number of operational initiatives to increase efficiencies and better align capacity to demand – Move one of our fastest and largest vessels, Daniel K. Inouye, to the CLX in late June – Areas under evaluation or in process: • Neighbor island barge network and frequency of port calls • Terminal operating hours • Maintenance spend • Vendor costs • Personnel cost management – Hiring freeze across organization – Salary reduction plan – Reducing or eliminating discretionary costs – Reducing / eliminating overtime • Operational changes and cost management initiatives expected to improve FY 2020 operating results by $40 to $50 million – Partially offset profit declines in our businesses as a result of the COVID-19 situation and its economic effects

5 First Quarter 2020 Earnings Conference Call Responding to the New Reality and Preparing for an Extended Downturn (continued) • Defer or eliminate capital projects in FY 2020 – Continue to fund remaining payments on new vessel, phase I Sand Island terminal upgrade and scrubber program – Non-essential capital expenditures deferred or eliminated – Expected cash flow improvement in FY 2020 of approximately $30 million from capital spending reductions

6 First Quarter 2020 Earnings Conference Call Recap of First Quarter 2020 Results • Recap of Matson’s 1Q20 results: – Consolidated operating income performance better than expected despite COVID-19 situation – Better-than-expected performance in Ocean Transportation • Consumption of home food and essential goods drove increased volume in Hawaii, Alaska and Guam • CLX service returned to normal volume levels slightly ahead of expectations • SSAT challenged by cancelled sailings resulting from COVID-19 – Logistics operating income came in below our expectation • Some business lines challenged by COVID-19 and its economic effects

7 First Quarter 2020 Earnings Conference Call Hawaii Service First Quarter 2020 Performance • Container volume increased 1.7% YoY – Primarily due to consumption of home food and essential goods as residents shelter in place due to COVID-19 Container Volume (FEU Basis) Current Business Trends • State directives to address spread of COVID- 19 have materially impacted tourism • April westbound container volume declined approximately 12% year-over-year – Impacted by near-zero tourism and temporary closure of retail stores – Did not see tourism volume impact in 1Q20, but impact will be felt materially in 2Q20 and the balance of 2020 30,000 32,000 34,000 36,000 38,000 40,000 Q1 Q2 Q3 Q4 2019 2020

8 First Quarter 2020 Earnings Conference Call Hawaii Economic Conditions • Current general state of activity in Hawaii: – Statewide stay-at-home order through May 31 – Virtually no tourism to the islands; flights to Hawaii at “bare bones” levels – Big box retailers, pharmacies, grocery stores and other essential services remain open • Current and potential economic implications: – Surge in unemployment claims (UHERO expecting nearly 14% unemployment for 2020 versus 2.7% in 2019)1 – Precipitous fall in tourism in March, and activity to remain near zero for most if not all of second quarter • UHERO projecting for 2020 approximately 41% year-over-year decline in both visitor arrivals and real visitor expenditures1 – Construction jobs projected to fall nearly 3% year-over-year in 20201 – UHERO forecasting 2020 GDP to decline 7.7% year-over-year1 • The depth and duration of this economic cycle remains unclear Matson’s Hawaii volumes will be negatively impacted by COVID-19 situation and its effects, but recurring sustenance volume to remain meaningful. (1) Source: https://uhero.hawaii.edu/interim-forecast-update-hawaiis-economy-is-shut-down-to-deal-with-covid-19/

9 First Quarter 2020 Earnings Conference Call China Expedited Service (CLX) First Quarter 2020 Performance • Container volume decreased 6.5% YoY – Elongated post-Lunar New Year period due to China’s COVID-19 mitigation efforts – Returned to normal volume levels in March • Average freight rates approximated level achieved in 1Q19 Container Volume (FEU Basis) Current Business Trends • April eastbound container volume increased approximately 4% year-over-year – Relatively strong demand – Loss of retail goods volume infilled with other high-demand volume – Seeing more e-commerce volume 8,000 9,000 10,000 11,000 12,000 13,000 14,000 15,000 16,000 17,000 18,000 Q1 Q2 Q3 Q4 2019 2020

10 First Quarter 2020 Earnings Conference Call China Expedited Service (CLX) • Transpacific air freight market capacity-constrained with loss of passenger jet belly space – CLX’s expedited service remains an attractive alternative • Expect disruptive conditions in the transpacific tradelane to remain in the near-term • Moving Daniel K. Inouye into the tradelane in late June • Continue initiatives to infill volume and seek to have vessels full for the rest of the year • Continue to evaluate opportunities to increase CLX capacity Expect CLX volume to remain resilient amidst disruptions in the transpacific air and ocean cargo markets.

11 First Quarter 2020 Earnings Conference Call Guam Service First Quarter 2020 Performance • Container volume decreased 3.9% YoY – Lower primarily due to typhoon relief- related volume in the year ago period, – Partially offset by higher volume due to COVID-19 • Increased demand for home food and essential goods Container Volume (FEU Basis) Current Business Trends • April westbound container volume declined approximately 4% year-over-year – Progressively weaker volume throughout month – Impacted by reduced tourism and temporary closure of retail stores 3,000 3,500 4,000 4,500 5,000 5,500 Q1 Q2 Q3 Q4 2019 2020

12 First Quarter 2020 Earnings Conference Call Alaska Service First Quarter 2020 Performance • Container volume increased 11.0% YoY – Higher demand for home food and essential goods – Approximately one-third of volume increase related to volume from dry-dock of TOTE’s vessel – Modestly lower southbound volume Container Volume (FEU Basis) Current Business Trends Note: 1Q 2020 volume figure includes volume related to a competitor’s vessel dry- docking. 10,000 12,000 14,000 16,000 18,000 20,000 Q1 Q2 Q3 Q4 2019 2020 • April northbound container volume declined approximately 3% year-over-year – Saw relatively steady volume in first half of month give way to materially weaker volume in second half of month – Negatively impacted by temporary closure of retail stores

13 First Quarter 2020 Earnings Conference Call Alaska Economic Conditions • Current state of activity in Alaska: – Statewide shelter-in-place; some non-essential businesses allowed to reopen – Travel ban to and within the State; cruise lines cancelled summer season – Precipitous fall in oil prices to relatively low levels – some producers responded with curtailed production and reduced rig workers – Major focus and effort on protecting the fishing industry with need to safely bring in workers • Current and potential economic implications: – Increased financial pressure on State budget from loss of revenue1 – Unemployment to increase as many local businesses temporarily shut – Loss of summer tourism would be a significant economic impact – Some oil production will be deferred; development projects will likely get delayed • The depth and duration of this economic cycle remains unclear Matson’s Alaska volumes will be negatively impacted by the adverse effects of COVID-19 mitigation efforts and the depressed oil price environment, but recurring sustenance volume to remain meaningful. (1) Source: http://tax.alaska.gov/programs/documentviewer/viewer.aspx?1583r

14 First Quarter 2020 Earnings Conference Call SSAT Joint Venture First Quarter 2020 Performance • Terminal joint venture contribution was $4.0 million, $4.5 million lower than last year – Additional expense related to the early adoption of new lease accounting standard in 2Q19, – Lower lift volume YoY due to cancelled transpacific sailings Equity in Income of Joint Venture Current Business Trends • Additional cancelled transpacific sailings • Lift volume will reflect the speed and recovery of the economy Note: 2Q 2019 equity in income negatively impacted by the timing of lease accounting. $ 0.0 $ 1.0 $ 2.0 $ 3.0 $ 4.0 $ 5.0 $ 6.0 $ 7.0 $ 8.0 $ 9.0 Q1 Q2 Q3 Q4 $ in millions 2019 2020

15 First Quarter 2020 Earnings Conference Call Matson Logistics First Quarter 2020 Performance Operating Income Current Business Trends • April impacted by lower import volume on U.S. West Coast and temporary closure of retail stores • Expect majority of Logistics businesses to face challenging conditions for remainder of year $ 0.0 $ 2.0 $ 4.0 $ 6.0 $ 8.0 $ 10.0 $ 12.0 Q1 Q2 Q3 Q4 $ in millions 2019 2020 • Operating income decreased $3.0 million YoY to $5.1 million – Lower contributions from transportation brokerage and freight forwarding – Impacted by COVID-19 and its economic effects

16 First Quarter 2020 Earnings Conference Call Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. (1) Includes a non-cash tax expense reversal of $2.9 million resulting from discrete adjustments in applying the provisions of the Tax Cuts and Jobs Act of 2017 (“Tax Act”).

17 First Quarter 2020 Earnings Conference Call Cash Generation and Uses of Cash ($ 50.0) $ 0.0 $ 50.0 $ 100.0 $ 150.0 $ 200.0 $ 250.0 $ 300.0 $ 350.0 $ 400.0 Cash Flow from Operations Net Borrowings Proceeds from Sale-Leasebacks Maint. Capex New Vessel Capex (1) Dividends Other Cash Flows Net increase in cash $ in millions Last Twelve Months Ended March 31, 2020 $ 284.0 $ 56.7 $ 14.3 ($ 103.8) ($ 207.3) ($ 37.6) $ 1.4 ($ 4.9) (1) Includes capitalized interest and owner’s items.

18 First Quarter 2020 Earnings Conference Call Financial Results – Summary Balance Sheet • Total debt of $924.9 million • Net debt of $905.0 million See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. Debt Levels

19 First Quarter 2020 Earnings Conference Call Leverage, Capital Structure and CARES Act • On April 6, 2020, announced amendments to debt agreements to enhance liquidity • Amendments to provide financial flexibility until December 30, 2021 • Allowable leverage ratio increased from 3.75x to: • At end of 1Q20, the available borrowings was approximately $164 million • Increased effective interest rate costs as a result of amendments – Bank facility LIBOR margin ranges from 1.75% to 3.50%, based on the actual leverage ratio – Private note coupon step-ups of 1.00% to 2.25% based on actual leverage, and so long as maintain an investment grade rating or up to 3.25% if non- investment grade

20 First Quarter 2020 Earnings Conference Call Leverage, Capital Structure and CARES Act (continued) • Announced Title XI financing transaction on April 30, 2020: – Approximately $186 million and $177 million in gross and net proceeds, respectively – Net proceeds used to reduce outstanding debt – Matures October 2043 – 1.22% fixed cash coupon, payable semi-annually – Effective interest rate of approximately 1.60% – Semi-annual principal amortization of approximately $4 million • Evaluating an additional Title XI financing • Limited benefits from CARES Act – Expect to reclaim full amount of AMT receivable – Payroll tax deferral

21 First Quarter 2020 Earnings Conference Call New Vessel Payments and Percent of Completion Actual and Estimated Vessel Progress Payments(1) FY 2020 ($ in millions) 1Q Cash Capital Expenditures $ 7.2 Capitalized Interest 1.9 Capitalized Vessel Construction Expenditures $ 9.1 ($ in millions) Cumulative through 03/31/20 Remainder of 2020 Total Two Aloha Class Containerships(2) $ 407.1 $ 1.2 $ 408.3 Two Kanaloa Class Con-Ro Vessels 459.8 60.6 520.4 Total New Vessel Progress Payments $ 866.9 $ 61.8 $ 928.7 Matsonia, April 2020. Percent of Completion: 80%(3) Current Delivery Timing: 4Q 2020 Vessel Construction Expenditures (1) Excludes owner’s items, capitalized interest and other cost items associated with final milestone payments. (2) Remaining progress payments on Aloha Class vessels held in restricted cash on balance sheet. (3) As of May 1, 2020.

22 First Quarter 2020 Earnings Conference Call Concluding Remarks • 2Q20 likely to be the worst period in this cycle – Lack of tourism a key negative in the near-term – Economic headwinds from shelter-in-place orders • Matson’s high quality services will be a standout – Lifeline to remote communities; culture of on-time performance – CLX service a superior low-cost alternative to air freight – Logistics: high quality of service in difficult times • Recent debt amendments enhance balance sheet liquidity Matson will come out of this cycle positioned well.

23 First Quarter 2020 Earnings Conference Call Appendix

24 First Quarter 2020 Earnings Conference Call Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA.